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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS CONSENT

     We consent to the use in this Registration Statement of Steel Heddle Group, Inc. on Form S-4 of our report dated May 4, 1998, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Greenville, South Carolina
August 6, 1998